Exhibit 99.3

Agilysys, Inc. 28925 Fountain Parkway Solon, OH 44139 www.agilysys.com

May 31, 2011

Dear Valued Customer:

Today Agilysys entered into a definitive agreement to sell our Technology Solutions Group (TSG) to OnX Enterprise Solutions, a leading IT solutions provider focused on designing and delivering mission-critical data center solutions. This transaction provides a great opportunity for TSG to accelerate its transformation into a multi-vendor, customer-focused solutions provider as part of a larger organization when combined with OnX.

With more than $700 million in combined revenues, we believe OnX and TSG will be an excellent combination with expanded market reach, broader solution offerings, and additional value for our customers. Based in Toronto, Canada, and with offices in the United States and Europe, OnX has more than 25 years of experience, time-tested technical and business acumen, and a unique vendor-neutral approach that ensures unbiased solution design.

In making this acquisition, OnX recognizes the tremendous market opportunity of the combined businesses, which reflects the talents, dedication and hard work of the employees who built TSG into what it is today.

Going forward, we expect the integration of TSG into OnX to be a seamless one for customers of both entities, providing the continued high level of service to which you have become accustomed. Please contact me if you have any questions.

Best regards,

Tony Mellina
General Manager and Senior Vice President
Agilysys Technology Solutions Group
Tony.mellina@agilysys.com

Agilysys, Inc. 28925 Fountain Parkway Solon, OH 44139 www.agilysys.com

May 31, 2011

Dear Valued Customer:

I want to introduce myself as the new interim president and CEO of Agilysys, and to share with you some important news that will allow Agilysys to devote all of its resources toward serving you better. As we announced today, Agilysys entered into a definitive agreement to sell its Technology Solutions Group (TSG) business to OnX Enterprise Solutions, a leading IT solutions provider focused on designing and delivering mission-critical data center solutions.

With this transaction, Agilysys will be able to pursue a singular focus on its growth prospects as a leading provider of proprietary software, services and solutions to the hospitality and retail industries. We will continue to specialize in market-leading point-of-sale, property management, inventory and procurement, and mobile and wireless solutions designed to streamline operations, improve efficiency and enhance the consumer’s experience. The Company will continue to operate extensively throughout North America, with additional sales and support offices in the United Kingdom, Singapore and Hong Kong.

As a more focused business with significant financial flexibility, we intend to accelerate growth in the hospitality and retail solutions business. This growth will be fueled by our distinctively new, industry-specific enterprise applications being deployed across our growing marquee customer base in the global hospitality markets, and our market-leading solutions in the grocery, chain drug, and general and specialty retail segments.

In addition, the Board announced that Martin Ellis, who has been president and CEO of Agilysys since 2008, will be leaving Agilysys to pursue other career interests. Martin will continue to serve as special advisor to the Board chairman during this transition. We thank him for his contributions during his eight years with the Company, and we wish him all the best in his future endeavors.

In my new role, I will be communicating to you going forward as the Company continues to make progress with its more focused strategy. As a member of the Company’s Board of Directors since 2009, I have specific familiarity with the business and the needs of our customers.

I look forward to our continuing relationship and I thank you for allowing Agilysys the opportunity to serve you by helping to create value for your business.

Best regards,

James H. Dennedy
Interim President and Chief Executive Officer

Agilysys, Inc. 28925 Fountain Parkway Solon, OH 44139 www.agilysys.com

May 31, 2011

Dear Valued Supplier:

I want to introduce myself as the new interim president and CEO of Agilysys, and to share with you some important news that will allow Agilysys’ businesses to become stronger partners with you. As announced today, Agilysys entered into a definitive agreement to sell our Technology Solutions Group (TSG) business to OnX Enterprise Solutions (www.onx.com), a leading IT solutions provider focused on designing and delivering mission-critical data center solutions.

This transaction provides a great opportunity for TSG to accelerate its transformation into a multi-vendor, customer-focused solutions provider as part of a larger organization when combined with OnX. The combination of TSG and OnX will not only complement each other, but also will deepen existing and future relationships with our suppliers.

Going forward, Agilysys will maintain a singular focus on its growth prospects with its hospitality and retail solutions businesses, which are leading providers of point-of-sale, property management, inventory and procurement, and mobile and wireless solutions designed to streamline operations, improve efficiency and enhance the consumer’s experience. The Company will continue to operate extensively throughout North America, with additional sales and support offices in the United Kingdom, Singapore and Hong Kong.

In addition, the Board announced that Martin Ellis, who has been president and CEO of Agilysys since 2008, will be leaving Agilysys to pursue other career interests. Martin will continue to serve as special advisor to the Board chairman during this transition. We thank him for his contributions during his eight years with the Company, and we wish him all the best in his future endeavors.

In my new role, I will be communicating to you going forward as the Company continues to make progress with its more focused strategy. As a member of the Company’s Board of Directors since 2009, I have specific familiarity with the business and the needs of our customers, as well as the value of our strong relationships with our supplier partners.

I look forward to our continuing relationship with you, and I thank you for your continued interest in Agilysys.

Best regards,

James H. Dennedy
Interim President and Chief Executive Officer

Additional Information

In connection with the proposed transaction, the Company will file a proxy statement with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE COMPANY. You will be able to obtain the proxy statement, as well as other filings containing information about the Company, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by the Company with the SEC can also be obtained, free of charge, by directing a request to Agilysys Inc., 28925 Fountain Parkway, Solon, Ohio, 44139, Attention: Treasurer.

Participants in the Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s Annual Meeting of shareholders, which was filed with the SEC on June 25, 2010. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed transaction, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed transaction, when filed with the SEC.

Forward-Looking Language

This document contains certain management expectations, which may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934, and the Private Securities Reform Act of 1995. Forward-looking information speaks only as to the date of this document and may be identified by use of words such as “may,” “will,” “believes,” “anticipates,” “plans,” “expects,” “estimates,” “projects,” “targets,” “forecasts,” “continues,” “seeks,” or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, expected benefits and outcomes from our recent ERP implementation, business strategies, future financial results, unanticipated downturns to our relationships with customers and macroeconomic demand for IT products and services, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, consequences related to the concentrated ownership of our outstanding shares by MAK Capital, unanticipated deterioration in economic and financial conditions in the United States and around the world or the consequences, and uncertainties associated with the proposed sale of the Company’s TSG business to OnX Enterprise Solutions, including uncertainties related to the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction and the ability to complete the transaction. The Company does not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized.

Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC), under Item 1A, “Risk Factors.” Copies are available from the SEC or the Agilysys website.